UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

STANDEX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7233	31-0596149

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

23 Keewaydin Drive, Salem, New Hampshire	03079

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 893-9701

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.50 Per Share	SXI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Standex International Corporation

ITEM 5.02 DEPARTING DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS TO CERTAIN OFFICERS

Standex International Corporation (the “Company”) announced on October 19, 2026, that Samantha L. Stoddard will join the Company as Vice President, Chief Financial Officer and Treasurer, effective December 1, 2026. Ms. Stoddard will report to David Dunbar, the Company’s Chairman, President and Chief Executive Officer, and will serve as the Company’s principal financial officer.

As previously disclosed in the Company’s Current Report on Form 8-K filed May 14, 2026, Ademir Sarcevic was promoted to Executive Vice President – Corporate and Group President – Electronics and has continued to serve as the Company’s Chief Financial Officer pending the completion of the Company’s search for a successor. Upon Ms. Stoddard’s commencement of employment, Mr. Sarcevic will cease to serve as Chief Financial Officer, Treasurer and principal financial officer of the Company and will continue in his role as Executive Vice President – Corporate and Group President – Electronics.

Ms. Stoddard, age 43, will join the Company from JELD-WEN Holding, Inc., an NYSE-listed building products manufacturer, where she has served as Executive Vice President and Chief Financial Officer since July 2024. She joined JELD-WEN in December 2020 as Vice President, Finance Operations, North America and was named Vice President and Chief Financial Officer, North America in February 2022. Prior to joining JELD-WEN, Ms. Stoddard held finance roles of increasing responsibility at Honeywell International Inc. from April 2018 to December 2020, most recently as Vice President and Chief Financial Officer of its Personal Protective Equipment business unit. Earlier in her career, she served as Chief Financial Officer of Industrial Timber, LLC and held finance roles at TEOCO Corporation. Ms. Stoddard holds a master’s degree in accounting from The University of Texas at Dallas and a Bachelor of Arts in economics and political science from Wake Forest University.

There are no arrangements or understandings between Ms. Stoddard and any other person(s) pursuant to which she was selected as Chief Financial Officer of the Company. In connection with her appointment, Ms. Stoddard and the Company entered into an offer letter dated October 13, 2026 (the “Offer Letter”) that contemplates commencement of her employment on December 1, 2026 (the date of such commencement, the “Effective Date”) and that provides for the following compensatory arrangements:

Ms. Stoddard will receive an annual base salary of $575,000 and will participate in the Company’s annual incentive program with a target bonus equal to 75% of base salary. Annual incentive payments may range from 0% to 200% of target based on the achievement of annual financial goals, and her annual incentive for fiscal year 2027 will be prorated based on the Effective Date.

For fiscal year 2027, Ms. Stoddard will be eligible for an award under the Company’s Long-Term Incentive Plan with a target value equal to 175% of base salary, to be granted on the Effective Date and to vest on the same schedule as the awards granted to the Company’s executives in August 2026. Currently, such awards consist of 50% time-based restricted stock units, which vest in three equal annual installments, and 50% performance share units, which vest after a three-year performance period, with between 0% and 250% of the performance share units earned based on the achievement of performance metrics established by the Compensation Committee of the Board of Directors.

Ms. Stoddard will receive a one-time signing bonus of $402,500, payable on the first regular payroll date following the Effective Date. If Ms. Stoddard resigns voluntarily or is terminated for cause, she must repay 100% of the gross signing bonus if her employment ends before the first anniversary of the Effective Date, and 50% if her employment ends on or after the first anniversary but before the second anniversary of the Effective Date.

On the Effective Date, Ms. Stoddard will also receive one-time sign-on equity awards consisting of (i) restricted stock units valued at $400,000, with the number of units determined based on the closing price of the Company’s common stock on the Effective Date, vesting in three equal annual installments on the first, second and third anniversaries of the Effective Date, and (ii) premium-priced stock options valued at $1,006,250, with an exercise price equal to 110% of the closing price of the Company’s common stock on the Effective Date, vesting in four equal annual installments on the first, second, third and fourth anniversaries of the Effective Date and expiring on the tenth anniversary of the Effective Date. Each award is subject to the terms of the applicable equity plan and award agreement.

Ms. Stoddard will be eligible to participate in the Company’s Non-Qualified Deferred Compensation Plan, the Company’s Management Stock Purchase Plan and the Company’s salaried employee benefit plans. In connection with her appointment as Chief Financial Officer, Ms. Stoddard will be a participant in the Company’s Executive Severance Policy which policy previously was filed as an exhibit to the Company’s filing on Form 8-K dated November 1, 2023, and, as an executive officer, will be subject to the Company’s Compensation Clawback Policy.

A copy of the Offer Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing summary is qualified in its entirety by reference to the Offer Letter.

In connection with her appointment as Chief Financial Officer, Ms. Stoddard and the Company will execute the Company’s standard form of officer and director indemnification agreement that provides, among other things, that the Company will indemnify and hold Ms. Stoddard harmless for losses and expenses resulting from claims arising out of, or related to, the fact that she is or was an executive officer of the Company. The form of indemnification agreement has been previously filed with the Securities and Exchange Commission (File No. 1-07233) as Exhibit 10 to Form 8-K filed on May 5, 2008.

Ms. Stoddard does not have any family relationships with any director or executive officer of the Company. Other than the Offer Letter disclosed above, Ms. Stoddard is not a party to any transactions which require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Ms. Stoddard’s appointment is furnished as Exhibit 99 to this Current Report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits – The following exhibits are provided as part of the information filed or furnished under Item 5.02 of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Offer Letter, dated October 13, 2026, between Standex International Corporation and Samantha L. Stoddard.*
99	Press Release of Standex International Corporation dated October 19, 2026, announcing the appointment of Samantha L. Stoddard as Vice President, Chief Financial Officer and Treasurer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDEX INTERNATIONAL CORPORATION
(Registrant)

/s/ R. Colby Slaughter
R. Colby Slaughter
Vice President and Chief Legal Officer
Date: October 19, 2026

Signing on behalf of the registrant